JOHN HANCOCK INSTITUTIONAL SERIES TRUST


                     -John Hancock Multi-Sector Growth Fund

                 Supplement to Prospectus dated December 2, 1996


The discussion of who is responsible for the day-to-day management of the Fund contained in the "Organization and Management of the Fund" section is replaced with the following:

Robert G. Freedman, Benjamin A. Hock, Jr., CFA and James M. Boyd lead the portfolio management team. Mr. Freedman, is Vice Chairman and Chief Investment Officer of John Hancock Advisers, Inc. (the "Adviser"). He joined the Adviser in 1984 and has been in the investment business since 1968. Mr. Hock, a Senior Vice President, joined the Adviser in 1994 and has been in the investment business since 1974. Mr. Boyd, an assistant portfolio manager, has been with John Hancock Funds since 1992.

June 10, 1997

KB00S 6/97